UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2016

Commission file number:     000-53662

BUTTE HIGHLANDS MINING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	81-0409475
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P.O. Box 1524, Carlsbad CA	92018
(Address of principal executive offices)	(Zip Code)

509) 979-3053

(Issuer's telephone number, including area code)

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01 Entry into a Material Definitive Agreement

The June 16, 2016 Letter of Intent between Butte Highlands and Interlok Key Management, LLC, a Texas limited liability company, as amended on July 15, 2016; August 31, 2016; October 15, 2016 has been further amended to provide that the parties shall use their best efforts to enter into a definitive Share Exchange Agreement no later than December 31, 2016. All other terms and conditions of the Letter of Intent remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

BUTTE HIGHLANDS MINING COMPANY

Date: December 1, 2016

     /s/ Paul Hatfield

By:___________________

     Paul Hatfield, President